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                                                                     EXHIBIT 99b


                        CERTIFICATION OF PERIODIC REPORT
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Donald E. McCombs, Executive Vice President - President, Operations Group and Acting Chief Financial Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 28, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2003                     By: /s/ DONALD E. MCCOMBS
                                                ---------------------------
                                                    Donald E. McCombs
                                                    Executive Vice President -
                                                    President, Operations Group
                                                    and Acting Chief Financial
                                                    Officer